Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.464% 28 APR 2019-15

Date of First Offering:                                           10/08/2013

Dollar Amount Purchased:                                           2,044,080

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,004,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.836% 28 APR 2023-13

Date of First Offering:                                           10/08/2013

Dollar Amount Purchased:                                           235,200

Number of Shares or Par Value of Bonds Purchased:                                                                                     240,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.542% 28 APR 2020-16

Date of First Offering:                                           10/08/2013

Dollar Amount Purchased:                                           1,506,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,506,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Credit Agricole Securities (USA) Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Nomura Securities International, Inc.; RBS Securities Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                PENN NATIONAL GAMING INC

Title of Security:                                PENN NATIONAL GAMING, I 5.875% 01 NOV 2021-16 144A

Date of First Offering:                                           10/21/2013

Dollar Amount Purchased:                                           590,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     590,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Wells Fargo Securities, LLC

Name of Issuer:                                SALLY HOLDINGS/SALLY CAP

Title of Security:                                SALLY HOLDINGS LLC 5.5% 01 NOV 2023-18

Date of First Offering:                                           10/24/2013

Dollar Amount Purchased:                                           70,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     70,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC: Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                FREESCALE SEMICONDUCTOR

Title of Security:                                FREESCALE SEMICONDUCTOR, LT 6% 15 JAN 2022-16 144A

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           470,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     470,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC

Name of Issuer:                                IAC/InterActiveCorp

Title of Security:                                IAC/INTERACTIVECORP. 4.875% 30 NOV 2018-14 144A

Date of First Offering:                                           11/12/2013

Dollar Amount Purchased:                                           938,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     938,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.125% 15 JAN 2022-18

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           480,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     480,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.5% 15 JAN 2024-19

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           559,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     559,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                LIFEPOINT HOSPITALS INC

Title of Security:                                LIFEPOINT HOSPITALS, INC. 5.5% 01 DEC 2021-16 144A

Date of First Offering:                                           11/21/2013

Dollar Amount Purchased:                                           587,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     587,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lloyds TSB Bank PLC; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; Scotia Capital (USA) Inc; SG Americas Securities, LLC; U.S. Bancorp Investments, Inc.

Name of Issuer:                                ALLY FINANCIAL INC

Title of Security:                                ALLY FINANCIAL INC. 2.75% 30 JAN 2017

Date of First Offering:                                           12/02/2013

Dollar Amount Purchased:                                           1,255,237

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,260,000

Price Per Unit:                                99.62

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                ALCATEL-LUCENT USA INC

Title of Security:                                ALCATEL-LUCENT USA INC. 4.625% 01 JUL 2017-16 144A

Date of First Offering:                                           12/05/2013

Dollar Amount Purchased:                                           557,721

Number of Shares or Par Value of Bonds Purchased:                                                                                     560,000

Price Per Unit:                                99.59

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                SPRINT CORP

Title of Security:                                SPRINT CORPORATION 7.125% 15 JUN 2024 144A

Date of First Offering:                                           12/09/2013

Dollar Amount Purchased:                                           3,475,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,475,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                APX GROUP INC

Title of Security:                                APX GROUP, INC. 8.75% 01 DEC 2020-15 144A

Date of First Offering:                                           12/10/2013

Dollar Amount Purchased:                                           322,770

Number of Shares or Par Value of Bonds Purchased:                                                                                     318,000

Price Per Unit:                                101.50

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                SLM CORP

Title of Security:                                SLM CORPORATION 4.875% 17 JUN 2019

Date of First Offering:                                           12/11/2013

Dollar Amount Purchased:                                           1,472,188

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,481,000

Price Per Unit:                                99.41

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                FIRST DATA CORPORATION

Title of Security:                                FIRST DATA CORPORATION 11.75% 15 AUG 2021-16 144A

Date of First Offering:                                           12/16/2013

Dollar Amount Purchased:                                           261,855

Number of Shares or Par Value of Bonds Purchased:                                                                                     253,000

Price Per Unit:                                103.50

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Deutsche Bank Securities Inc.; Global Hunter Securities, LLC; HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Natixis Securities Americas LLC; RBS Securities Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Parker Drilling Co

Title of Security:                                PARKER DRILLING COMPANY 6.75% 15 JUL 2022-18 144A

Date of First Offering:                                           01/07/2014

Dollar Amount Purchased:                                           244,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     244,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; KeyBanc Capital Markets Inc.; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; RBC Capital Markets, LLC

Name of Issuer:                                NRG Energy Inc.

Title of Security:                                NRG ENERGY, INC. 6.25% 15 JUL 2022-18 144A

Date of First Offering:                                           01/10/2014

Dollar Amount Purchased:                                           163,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     163,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; BMO Capital Markets Corp.; BOSC, Inc.; Capital One Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; ING Financial Markets LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Scotia Capital (USA) Inc; Scott & Stringfellow, LLC; SG Americas Securities, LLC; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Laredo Petroleum Inc

Title of Security:                                LAREDO PETROLEUM, INC. 5.625% 15 JAN 2022-17 144A

Date of First Offering:                                           01/13/2014

Dollar Amount Purchased:                                           650,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     650,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Suisse Securities (USA) LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; RBC Capital Markets, LLC; Stephens Inc.; UBS Securities LLC

Name of Issuer:                                PLY GEM INDUSTRIES INC.

Title of Security:                                PLY GEM INDUSTRIES, INC. 6.5% 01 FEB 2022-17 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           375,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     375,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CAP 5.25% 15 FEB 2022-17 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           244,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     244,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Evercore Group L.L.C.; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Lloyds Bank PLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CA 5.625% 15 FEB 2024-19 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           162,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     162,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                INTREPID AVIATION GRP HL

Title of Security:                                INTREPID AVIATION GROUP 6.875% 15 FEB 2019-16 144A

Date of First Offering:                                           01/24/2014

Dollar Amount Purchased:                                           3,300,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,300,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Banco do Brasil S.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; UBS Securities LLC; Williams Capital Group L.P.

Name of Issuer:                                CHRYSLER GP/CG CO-ISSUER

Title of Security:                                CHRYSLER GROUP LLC 8% 15 JUN 2019-15 144A

Date of First Offering:                                           02/04/2014

Dollar Amount Purchased:                                           4,473,973

Number of Shares or Par Value of Bonds Purchased:                                                                                     4,133,000

Price Per Unit:                                108.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Banco do Brasil S.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; UBS Securities LLC; Williams Capital Group L.P.

Name of Issuer:                                CHRYSLER GP/CG CO-ISSUER

Title of Security:                                CHRYSLER GROUP LLC 8.25% 15 JUN 2021-16 144A

Date of First Offering:                                           02/04/2014

Dollar Amount Purchased:                                           2,288,455

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,071,000

Price Per Unit:                                110.50

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Scotia Capital (USA) Inc

Name of Issuer:                                FRESENIUS US FINANCE II

Title of Security:                                FRESENIUS US FINANCE II, IN 4.25% 01 FEB 2021 144A

Date of First Offering:                                           02/11/2014

Dollar Amount Purchased:                                           328,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     328,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs International; Barclays Capital Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; UBS Securities LLC

Name of Issuer:                                INEOS GROUP HOLDINGS SA

Title of Security:                                INEOS GROUP HOLDINGS S. 5.875% 15 FEB 2019-16 144A

Date of First Offering:                                           02/11/2014

Dollar Amount Purchased:                                           379,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     379,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                CIT GROUP INC

Title of Security:                                CIT GROUP INC. 3.875% 19 FEB 2019

Date of First Offering:                                           02/12/2014

Dollar Amount Purchased:                                           1,643,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,643,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                HCA INC

Title of Security:                                HCA INC. 3.75% 15 MAR 2019

Date of First Offering:                                           03/03/2014

Dollar Amount Purchased:                                           5,529,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,529,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                HCA INC

Title of Security:                                HCA INC. 5% 15 MAR 2024

Date of First Offering:                                           03/03/2014

Dollar Amount Purchased:                                           1,229,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,229,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Wells Fargo Securities, LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; Capital One Securities, Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital (USA) Inc; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                ACCESS MIDSTREAM PARTNER

Title of Security:                                ACCESS MIDSTREAM PARTNERS LP 4.875% 15 MAR 2024-19

Date of First Offering:                                           03/04/2014

Dollar Amount Purchased:                                           656,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     656,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Wells Fargo Securities, LLC

Name of Issuer:                                Pioneer Energy Services Corp

Title of Security:                                PIONEER ENERGY SERVICES 6.125% 15 MAR 2022-17 144A

Date of First Offering:                                           03/04/2014

Dollar Amount Purchased:                                           410,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     410,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     RBC Capital Markets, LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc; SMBC Nikko Securities Inc.

Name of Issuer:                                NISKA GAS STORAGE CAN/FI

Title of Security:                                NISKA GAS STORAGE CANADA 6.5% 01 APR 2019-16 144A

Date of First Offering:                                           03/07/2014

Dollar Amount Purchased:                                           401,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     401,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

*           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended December 31, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

**           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended March 31, 2014 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).